UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                     March 7, 2003 (February 21, 2003)
              Date of Report (Date of earliest event reported)

               THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.
           (Exact name of registrant as specified in its charter)

   Maryland                             1-4141                      13-1890974
   --------                             ------                      ----------
(State or other jurisdiction of    (Commission file number)     (I.R.S. Employer
 incorporation or organization)                              Identification No.)

2 Paragon Drive, Montvale, New Jersey                            07645
-------------------------------------                            -----
(Address of principal executive offices)                      (Zip Code)

Registrant's telephone number, including area code:  (201) 573-9700
                                                     --------------

                                 None
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                (Former name or former address, if changed since last report.)

Item 5.       Other Events and Regulation FD Disclosure

              On February 21, 2003, The Great Atlantic & Pacific Tea Company, Inc. (the "Company") executed Amendment No. 5, dated as of February 21, 2003, to its existing Credit Agreement dated as of February 23, 2001, as amended, with JPMorgan Chase Bank and the lenders signatory thereto ("Amendment No. 5"). Amendment No. 5 is attached hereto as Exhibit 10.1.


Item 7.       Exhibits.

              (c)  Exhibits.  The following exhibit is filed herewith:

              Exhibit No.             Description
              -----------              -----------

              10.1 Amendment No. 5 dated as of February 21, 2003, to the Credit Agreement dated as of February 23, 2001, as amended, among the Company, The Great Atlantic & Pacific Company of Canada, Limited and the other borrowers party thereto, the banks party thereto, JPMorgan Chase Bank (successor to The Chase Manhattan Bank), as U.S. Administrative Agent, and J. P. Morgan Bank Canada, formerly known as The Chase Manhattan Bank of Canada, as Canadian Administrative Agent.




                                   SIGNATURES

              Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                               THE GREAT ATLANTIC & PACIFIC TEA COMPANY, INC.


Date:  March 7, 2003           By:    /s/ William P. Costantini
                               --------------------------------------------
                               Name:   William P. Costantini
                               Title:  Senior Vice President, General Counsel
                                       and Secretary